BEFORE THE NEW MEXICO PUBLIC REGULATION COMMISSION
               --------------------------------------------------


IN THE MATTER OF THE COMMISSION'S           )
INVESTIGATION OF THE RATES FOR              )
ELECTRIC SERVICE OF PUBLIC SERVICE          )
COMPANY OF NEW MEXICO,                      )
                                            )
PUBLIC SERVICE COMPANY OF NEW               )        Case No. 2761
MEXICO,                                     )
                                            )
                 Respondent.                )
                                            )
                                            )
                                            )
--------------------------------------------


                            SUPPLEMENTAL STIPULATION
                            ------------------------

         COME NOW the signatories to the Stipulation filed herein on May 21, 1999 and United States Executive Agencies ("USEA") and stipulate as follows:

     1. USEA withdraws its Statement Opposing Stipulation filed May 24, 1999 and joins in the Stipulation filed on May 21, 1999 as amended herein.

     2. Paragraph 23 of the Stipulation is amended to read:

        This Stipulation shall not prejudice, bind or serve as an admission by any signatory regarding the historic application/availability of PNM's current tariffs to specific customers.

     3. USEA and PNM dispute the terms which should be included in Rate 4000B relating to the sections dealing with "Applicability," "Type of Service," and "Service With a Contract Demand of 10,000 kW or More" submitted with the Stipulation in Attachments C and D. USEA and PNM will propose a procedural schedule for resolution by the Commission of the dispute about these terms of Rate 4000B.

     4. Pending determination by the Commission of the appropriate terms of Rate 4000B, the rate included in Advice Notice No. 272 shall be amended to contain the existing tariff language, proposed by USEA and disputed by PNM, and the alternative tariff language, proposed by PNM and disputed by USEA, as shown in Attachment E hereto which replaces the Rate 4000B originally included in Advice Notice No. 272. USEA will take service under Rate 4000B as shown in Attachment E pending resolution by the Commission of this dispute.

     5. Nothing in this Supplemental Stipulation shall affect the Stipulation filed on May 21, 1999, including the implementation provisions of Paragraph 7 of that Stipulation, except as otherwise expressly provided herein.


/s/ Sarah D. Smith
-------------------------------------------
Sarah D. Smith, Esq. for
Public Service Company of New Mexico
Alvarado Square, MS - 0806
Albuquerque, NM  87158


/s/ David Dusseau
-------------------------------------------
Maj. David Dusseau
Utility Litigation Team
AFLSA
139 Barnes Drive, Suite 1
Tyndall AFB, FL  32403-5319


/s/ Karen K. Fisher
-------------------------------------------
Karen L. Fisher, Esq. for
Attorney General of the State of New Mexico
Post Office Box 1508
Santa Fe, NM  87504

/s/ Steven S. Michel
-----------------------------
Steven S. Michel, Esq. for
NMIEC
320 Galisteo Street, Suite 301
Santa Fe, NM  87501


/s/ Steven Hattenbach
-----------------------------
Steve Hattenbach, Esq. for
NMPRC Staff, Utility Division
Marian Hall, 224 East Palace Avenue
Santa Fe, NM  87501


/s/ I. David Rosenstein
-----------------------------
I. David Rosenstein for
United States Executive Agency
Lundberg, Marshall & Associates
Post Office Box 429349
Cincinnati, OH  45242-9349


/s/ Nann Houliston
-----------------------------
Nann Houliston, Esq. for
City of Albuquerque
Post Office Box 2248
Albuquerque, NM  87103


/s/ Bruce C. Throne
-----------------------------
Bruce C. Throne, Esq. for
Regents of the University of New Mexico
Post Office Box 9270
Santa Fe, NM  87504-9270


/s/ Leslie J. Lawner
-----------------------------
Leslie J. Lawner, Esq. for
Enron Capital & Trade Resources Corp.
712 North Lea
Roswell, NM  88201

                                       3